Exhibit 10.5

GIGCAPITAL5, INC.

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is made as of February 29, 2024, by and among GigCapital5, Inc., a Delaware corporation (the “Company”), Funicular Funds, LP, a Delaware limited partnership (the “Noteholder”), and QT Imaging, Inc., a Delaware corporation (“QT Imaging”).

RECITALS

A. On the terms and subject to the conditions set forth herein, the Noteholder is willing to purchase from the Company, and the Company is willing to sell to the Noteholder, a secured convertible promissory note in the aggregate principal amount of up to $1,500,000 (“Purchase Price”), which shall be convertible on the terms stated therein into equity securities of the Company. Capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Note (as defined below) attached hereto as Exhibit A.

B. The Company is a party to the Business Combination Agreement dated as of December 8, 2022 (the “Business Combination Agreement”), by and among the Company, its wholly owned Subsidiary, QTI Merger Sub, Inc. (“Merger Sub”) and QT Imaging, as subsequently amended, pursuant to which, and subject to the approval of the stockholders of the Company, Merger Sub will merge with and into QT Imaging, with QT Imaging surviving the merger as a wholly owned Subsidiary of the Company (the “Business Combination”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Note.

(a) Closing. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Noteholder a secured convertible promissory note in the form of Exhibit A hereto (the “Note”) in exchange for payment of the Purchase Price. The closing (the “Closing”) of the purchase and sale of the Note shall occur immediately after the closing of the Business Combination and shall take place remotely via the exchange of documents and signatures on the date of the closing of the Business Combination, or at such other time and place as the Company and the Noteholder may determine (such date is hereinafter referred to as the “Closing Date”). On the Closing Date, the Noteholder will deliver to the Company the Purchase Price, and the Company will deliver to the Noteholder the Note in return for the Purchase Price provided to the Company.

(b) Compensation Shares. As full compensation to the Noteholder for the loan to the Company in lieu of any simple or in-kind interest on the Note, QT Imaging will issue to Noteholder that number of shares of QT Imaging Common Stock as determined by dividing (x) 180,000 free trading shares of the Company Common Stock by (y) the Exchange Ratio (as defined in the Business Combination Agreement) (the “Compensation Shares”), such that at the closing of the Business Combination, the Noteholder will receive that consideration provided for in the Business Combination Agreement that a holder of the shares of QT Imaging Common Stock is entitled to receive pursuant to the Business Combination Agreement, including 180,000 shares of the Company Common Stock.

2. Representations and Warranties of the Company. The Company (including, unless otherwise expressly provided herein, for the purposes of this Section, QT Imaging) represents and warrants to the Noteholder that, as of the date hereof and as of the Closing:

(a) Organization and Standing. The Company is an entity duly organized, validly existing and in good standing under the laws of its state of incorporation. The Company has the requisite corporate power and authority to carry on its business as presently conducted. All of the direct and indirect Subsidiaries of the Company (which for the purposes of this definition does not include QT Imaging) are set forth on Schedule 2(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of its Subsidiaries free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of pre-emptive and similar rights to Subscribe for or purchase securities. Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property they owned make such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Corporate Power. The Company has all requisite corporate power to enter into and deliver this Agreement and the Note, to sell and issue the Note hereunder and to carry out and perform its other obligations under this Agreement and the Note.

(c) Authorization. Except for the authorization and issuance of the shares of the Company Common Stock, all corporate action on the part of the Company and its directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Note has been taken or will be taken prior to the Closing. This Agreement and the Note, when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by: (i) the laws of general application relating to specific performance, injunctive relief or other equitable remedies, and (ii) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights.

(d) Valid Issuance. Any shares of the Company Common Stock issued upon conversion of the Note, when issued in compliance with the provisions of this Agreement, will be validly issued and will be free of any liens or encumbrances and issued in compliance with all applicable federal securities laws, provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

(e) No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with Securities and Exchange Commission (the “Commission”) rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act of 1933, as amended (the “Securities Act”, and such disqualifications, the “Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Note; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Note (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

(f) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, provincial, or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Loan Documents, other than the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(g) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Loan Documents (as defined below) to which they are a party, as applicable, the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any of its Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any of its Subsidiaries is a party or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its Subsidiaries is subject (including federal, state, and provincial securities laws and regulations), or by which any property or asset of the Company or any of its Subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(h) Capitalization of the Company. The authorized capital of the Company (which for the purposes of this Section 2(h) does not include QT Imaging) as of the date hereof consists of (i) 100,000,000 shares of the Company Common Stock, par value $0.0001 per share, of which 8,654,978 shares of the Company Common Stock are issued and outstanding and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share, none of which are issued and outstanding. As of the date hereof, the Company has issued 23,945,000 warrants to purchase the shares of the Company Common Stock, and following the completion of the Business Combination, the Company will issue additional 150,000 warrants to purchase shares of the Company Common Stock. The authorized capital of the Company immediately after the Closing Date will consist of (i) 500,000,000 shares of the Company Common Stock, par value $0.0001 per share, of which 21,437,216 shares of the Company Common Stock will be issued and outstanding, and (b) 10,000,000 shares of preferred stock, par value $0.0001 per share, none of which are issued and outstanding. Following the completion of the Business Combination, the Company will reserve 2,358,093 shares of the Company Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its QT Imaging Holdings, Inc. 2024 Stock Plan and . No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Loan Documents. Except as a result of the purchase and sale of the Securities and as set forth in this Section 2(h), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of the Company Common Stock or the capital stock of any Subsidiary of the Company, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of the Company Common Stock or the Company Common Stock equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any of its Subsidiaries to issue additional shares of the Company Common Stock or other securities to any Person (other than the Noteholder) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any of its Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal, state, and provincial securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company, Nasdaq or others is required for the issuance and sale of the Securities. Other than agreements that shall terminate, in accordance with their terms, at the closing of the Business Combination, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Company’s SEC Reports (as defined below), except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, or as set forth on Schedule 2(i), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) liabilities and obligations incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in their respective financial statements or disclosed in filings made with the Commission, and (C) liabilities that are executory obligations arising under contracts to which the Company is a party, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to their respective stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of their capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. “SEC Reports” means any proxy statement, registration statements on Form S-1, S-3 or S-4 and all filings on Form 10-K, Form 10-Q or Form 8-K with the Commission made by the Company pursuant to the Securities Act and the Exchange Act.

(j) Litigation. Except as disclosed in Schedule 2(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) materially adversely affects or challenges the legality, validity or enforceability of any of the Loan Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal, state, or provincial securities laws or a claim of breach of fiduciary duty.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or any of its Subsidiaries’ employees are a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries are a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any of its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, provincial, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any of its Subsidiaries: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor have the Company or any of its Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state, provincial, and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with generally accepted accounting principles and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and its Subsidiaries are in compliance.

(o) Intellectual Property. The Company and its Subsidiaries have, or have rights to use, all intellectual property rights and similar rights necessary or required for use in connection with their respective businesses which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any of its subsidiaries has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any of its Subsidiaries has received a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and its Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any or its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions with Affiliates and Employees. Except as set forth on Schedule 2(q), none of the officers or directors of the Company or any of its Subsidiaries and, to the knowledge of the Company, none of the employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Certain Fees. Except as set forth on Schedule 2(r), there are no brokerage or finder’s fees or commissions that are or will be payable by the Company or any of its Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Loan Documents. The Noteholder shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Loan Documents.

(s) Private Placement. Assuming the accuracy of the Noteholder’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Noteholder as contemplated hereby.

(t) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Companies Act of 1940, as amended. The Company shall conduct their business in a manner so that they will not become an “investment company” subject to registration under the Investment Companies Act of 1940, as amended.

(u) Disclosure. All of the disclosure furnished by or on behalf of the Company to the Noteholder regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledge and agree that the Noteholder does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 hereof.

(v) No Integrated Offering. Assuming the accuracy of the Noteholder’s representations and warranties set forth in Section 4, neither the Company, nor any of its affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(w) Solvency. Based on the consolidated financial condition of the Company and its Subsidiaries as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceed the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were they to liquidate all of their assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of their liabilities when such amounts are required to be paid. The Company do not intend to incur debts beyond their ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company have no knowledge of any facts or circumstances which lead them to believe that they will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Neither the Company nor any of its Subsidiaries are in default with respect to any indebtedness for borrowed money or money due under any long-term leasing or factoring arrangement.

(x) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all federal, state, provincial, and local income and all foreign income and franchise tax returns (or extensions therefor), reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on their books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any of its Subsidiaries know of no basis for any such claim.

(y) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Noteholder and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(z) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company or any of its Subsidiaries, any agent or other person acting on behalf of the Company or any of its Subsidiaries, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, or (iii) failed to disclose fully any contribution made by the Company or any of its Subsidiaries (or made by any person acting on its behalf of which the Company is aware) which is in violation of law.

3. Representations and Warranties of QT Imaging. QT Imaging represents and warrants to the Noteholder that, as of the date hereof and as of the Closing:

(a) Organization and Standing. QT Imaging is an entity duly organized, validly existing and in good standing under the laws of its state of incorporation. QT Imaging has the requisite corporate power and authority to carry on its business as presently conducted. QT Imaging owns, directly or indirectly, all of the capital stock or other equity interests of its Subsidiaries free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of pre-emptive and similar rights to subscribe for or purchase securities. Each of QT Imaging and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property they owned make such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Valid Issuance. The Compensation Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be free of any liens or encumbrances and issued in compliance with all applicable federal securities laws, provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

(c) Capitalization. The authorized capital of QT Imaging immediately prior to the Closing Date will consist of (i) 10,000,000 shares of preferred stock, par value $0.001 per share, none of which will be issued and outstanding and (ii) 100,000,000 shares of common stock, par value $ $0.001 per share, of which 39,503,305 shares of common stock will be issued and outstanding. Following the completion of the Business Combination, the authorized capital of QT Imaging will consist of 10,000 shares of common stock of QT Imaging, all of which will be owned by the Company. There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any QT Imaging Common Stock or the capital stock of any Subsidiary of QT Imaging, or contracts, commitments, understandings or arrangements by which QT Imaging or any of its Subsidiaries is or may become bound to issue additional shares of QT Imaging Common Stock or shares of QT Imaging Common Stock equivalents or capital stock of any Subsidiary of QT Imaging. The issuance of the Compensation Shares will not obligate QT Imaging or any of its Subsidiaries to issue or sell shares of QT Imaging Common Stock or other securities to any Person (other than the Noteholder) and will not result in a right of any holder of QT Imaging securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of QT Imaging or any of its Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which QT Imaging or any of its Subsidiaries is or may become bound to redeem a security of QT Imaging or such Subsidiary. QT Imaging does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of QT Imaging are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal, state, and provincial securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of

Directors of QT Imaging, Nasdaq or others is required for the issuance and sale of the Compensation Shares. Other than agreements that shall terminate, in accordance with their terms, at the closing of the Business Combination, there are no stockholders agreements, voting agreements or other similar agreements with respect to QT Imaging’s capital stock to which QT Imaging is a party or, to the knowledge of QT Imaging, between or among any of QT Imaging’s stockholders.

4. Representations and Warranties of Noteholder. The Noteholder represents and warrants to the Company upon the acquisition of the Note as follows:

(a) Binding Obligation. The Noteholder has full power and authority to execute and deliver this Agreement and the Note and to perform all of its obligations hereunder. This Agreement and the Note are valid and binding obligations of the Noteholder, enforceable in accordance with their terms, except as limited by (i) the laws of general application relating to specific performance, injunctive relief or other equitable remedies, and (ii) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights.

(b) Investment Intent. The Note and any shares of the Company Common Stock issued upon conversion of the Note (such Company Common Stock, together with the Note, the “Securities”) will be acquired for the Noteholder’s own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. The Noteholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. The Noteholder has not been organized solely for the purpose of acquiring the Securities. The Noteholder understands and acknowledges that this Agreement is made in reliance upon the Noteholder’s representations to the Company.

(c) Securities Law Compliance. The Noteholder has been advised that the Note has not been registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Noteholder is aware that, the Company is under no obligation to effect any such registration with respect to the Note or to file for or comply with any exemption from registration. The Noteholder has not been formed solely for the purpose of making this investment and is purchasing the Note hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof.

(d) Access to Information. The Noteholder acknowledges that the Company has given the Noteholder access to all information relating to the Company that the Noteholder considers necessary or appropriate to make an informed decision with respect to the purchase of the Securities. The Noteholder represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

(e) Accredited Investor. The Noteholder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Noteholder agrees to furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

(f) Risk of Investment. The Noteholder understands and has fully considered the risks of this investment. In particular, the Noteholder understands that: (i) the Company has a limited operating history and may never generate material revenue; (ii) this investment is speculative and involves a high degree of risk; and (iii) since there are substantial restrictions on the transferability of, and there will be no public market for, the Note, the Noteholder may not be able to liquidate his investment. The Noteholder has such knowledge and experience in financial and business matters that the Noteholder is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. The Noteholder has complied with all applicable federal and state securities laws.

(g) General Solicitation. The Noteholder has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

(h) No “Bad Actor” Disqualification Events. Neither the Noteholder nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act and disclosed in writing in reasonable detail to the Company.

(i) Foreign Investors. The Noteholder is a “U.S. Person” as that term is defined in Regulation S promulgated under the Securities Act.

5. Conditions to Closing of the Noteholder. The Noteholder’s obligations at Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Noteholder:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 and Section 3 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Note.

(c) Business Combination. The closing of the Business Combination shall have occurred.

(d) Compensation Shares. The Noteholder shall have received the Compensation Shares.

(e) Loan Documents. The Company shall have duly executed and delivered to the Noteholder the following documents:

(i) this Agreement;

(ii) the Note issued hereunder; and

(iii) the Security Agreement.

(f) a duly certified copy of a resolution or resolutions of the boards of directors of the Company and QT Imaging relating to the authority of the Company to execute and deliver and perform their obligations under the Loan Documents and all other instruments, agreements, certificates and other documents provided for or contemplated by the said Loan Documents and the manner in which and by whom the foregoing documents are to be executed and delivered, certified by a senior officer of the relevant entity.

6. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Note at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a) Representations and Warranties. The representations and warranties made by the Noteholder in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Note.

(c) Business Combination. The closing of the Business Combination shall have occurred.

(d) Purchase Price. The Noteholder shall have delivered to the Company the Purchase Price in respect of the Note.

7. Restrictive Legend.

(a) Each certificate or document representing the Securities, and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THIS SECURED CONVERTIBLE PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(b) The Company shall remove, or cause to be removed, any legend (including the legend set forth in Section 6(a) hereof) from certificates evidencing restricted Securities: (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144, (iii) if such Securities are eligible for sale under Rule 144 or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall request its counsel issue a legal opinion to the Transfer Agent or the Noteholder promptly if required by the Transfer Agent to effect the removal of any legends hereunder, or if requested by the Noteholder, respectively, without charge to such Noteholder. If all or any portion of a Note is converted at a time when there is an effective registration statement to cover the resale of the Securities, or if such Securities may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions or if any such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Securities shall be issued free of all legends. The Company agrees that following such time as any such legend is no longer required under this Section 4.1(c), it will, no later than the earlier of (i) two (2) trading days and (ii) the number of trading days comprising the Standard Settlement Period (as defined below) following the DWAC transfer by the Noteholder to the Company or the Transfer Agent of the Securities issued with a restrictive legend (such date, the “Legend Removal Date”), remove any legend from the Underlying Share held electronically by the Noteholder; provided that such Noteholder shall have previously delivered to the Company all documents required by the Transfer Agent and/or counsel to deliver Securities that are free of restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 6. The Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Noteholder by crediting the account of such Noteholder’s prime broker with the Depository Trust Company System as directed by the Noteholder. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of trading days, on the Company’s primary trading market with respect to the Company Common Stock as in effect on the date of delivery of the Securities issued with a restrictive legend.

(c) In addition to such Noteholder’s other available remedies, the Company shall pay to the Noteholder, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Securities (based on the VWAP (as defined below) of the Company Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend(s) and subject to Section 6(b), $10 per Trading Day (increasing to $20 per trading day five (5) trading days after such damages have begun to accrue) for each trading day after the Legend Removal Date until such electronic shares no longer contain any restrictive legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to the Noteholder by the Legend Removal Date the Securities that are free from all restrictive and other legends and (b) if after the Legend Removal Date the Noteholder purchases (in an open market transaction or otherwise) shares of the Company Common Stock to deliver in satisfaction of a sale by the Noteholder of all or any portion of the number of shares of the Company Common Stock, or a sale of a number of shares of the Company Common Stock equal to all or any portion of the number of shares of the Company Common Stock that the Noteholder anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of the Noteholder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Company Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Securities that the Company was required to deliver to the Noteholder by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Company Common Stock on any trading day during the period commencing on the date of the delivery by the Noteholder to the Company of the Securities and ending on the date of such delivery and payment under this clause (ii). “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Company Common Stock are then listed or quoted on a national securities exchange, the daily volume weighted average price of the Company Common Stock for such date (or the nearest preceding date) on the trading market on which the Company Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); provided, however, that if the Company Common Stock is then listed or quoted on more than one national securities exchange, then the trading market for purposes of any calculations to be made pursuant to the terms of this Note shall be the trading market selected by the Noteholder in its sole discretion), (b) if OTCQB or OTCQX is not a national securities exchange, the volume weighted average price of the Company Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX, as applicable, (c) if the Company Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Company Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Company Common Stock so reported, or (d) in all other cases, the fair market value of the Company Common Stock as determined by an independent appraiser selected in good faith by the Noteholder of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company the reasonable fees and expenses of which shall be paid by the Company.

(d) The Noteholder agrees with the Company that the Noteholder will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend(s) from the Securities as set forth in this Section 6 is predicated upon the Company’s reliance upon this understanding.

8. Other Agreements.

(a) Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

(b) Indemnification of the Noteholder. Subject to the provisions of this Section 8(b), the Company will indemnify and hold the Noteholder and the Noteholder’s directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Noteholder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Noteholder Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any the Noteholder Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Loan Documents or (b) any action instituted against the Noteholder Parties in any capacity, or any of them or their respective affiliates, by any regulatory agency or stockholder of the Company who is not an affiliate of the Noteholder Party, with respect to the transactions contemplated hereby or regulatory filings made by the Company in connection therewith (unless such action is solely based upon a material breach of the Noteholder Party’s representations, warranties or covenants under the Loan Documents or any agreements or understandings the Noteholder Party may have with any such stockholder or any violations by the Noteholder Party of state or federal securities laws or any conduct by the Noteholder Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against the Noteholder Party in respect of which indemnity may be sought pursuant to this Agreement, the Noteholder Party shall promptly notify the Company in writing, and each of the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Noteholder Party. Any Noteholder Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Noteholder Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company have failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of the Noteholder Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Noteholder under this Agreement (y) for any settlement by the Noteholder Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the Noteholder Party’s breach of any of the representations, warranties, covenants or agreements made by the Noteholder Party in this Agreement or in the other Loan Documents or due to such Noteholder Party’s gross negligence or willful misconduct. The indemnification required by this Section 8(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of the Noteholder Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

(c) Subordination. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, the indebtedness evidenced by the Note is expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of the Company’s Senior Indebtedness. The Noteholder, by its signature hereto, shall be deemed to acknowledge and agree that it shall each execute and deliver from time to time such documents and take such actions as any holder of Senior Indebtedness may reasonably request with respect to the subordination of the Obligations and with respect to limitations regarding the receipt of payments on account of the Obligations. “Senior Indebtedness” means unless expressly subordinated to or made on a parity with the amounts due under the Note, the principal of (and premium, if any), unpaid interest on and amounts reimbursed, fees, expenses, costs of enforcement, rental payments and other amounts due in connection with, (i) now existing or future indebtedness of the Company, or with respect to which the Company is a guarantor, arising out of or relating to the Working Capital Credit Facility, (ii) any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

(d) Disclosure. The Company shall provide to the Noteholder for review prior to filing with the Commission a draft of the Form 8-K disclosing the Noteholder’s purchase of the Securities and a summary of the Loan Documents, and shall reasonably consult with the Noteholder regarding such disclosure, and such disclosure shall include all material non-public information provided by the Company or their representatives to the Noteholder prior to such date.

(e) Registration. To the extent that including shares into which the Note is convertible in a registration statement filed with the Commission is not prohibited by any other agreement to which the Company is a party, including that certain Registration Rights Agreement, dated November 15, 2023, between the Company and YA II PN, Ltd., then the Company agrees to use commercially reasonable best efforts to register any such shares on a resale registration statement on Form S-1 (or, if the Company is then eligible, on Form S-3) upon the written request of the Noteholder, which such registration statement to be filed with the SEC within 30 calendar days of such request; provided, however, that if the Company furnishes to the Noteholder a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than sixty (60) days after the request of the Noteholder is given; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such sixty (60) day period other than a registration statement relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan.

9. Miscellaneous.

(a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Noteholder.

(b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state.

(c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d) Successors and Assigns. The rights and obligations of the parties hereto shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(e) Entire Agreement. This Agreement together with the Note constitute and contain the entire agreement among the Company and the Noteholder and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(f) Expenses. The Company and the Noteholder shall each bear their respective expenses and legal fees incurred in connection with this Agreement and the transactions contemplated hereby.

(g) Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement is entered into as of the date first written above.

COMPANY:

GIGCAPITAL5, INC.

By:	/s/ Raluca Dinu

Name:	Raluca Dinu
Title:	Chief Executive Officer

IN WITNESS WHEREOF, this Agreement is entered into as of the date first written above.

QT IMAGING:

QT IMAGING, INC.

By:	/s/ John Klock

Name:	John Klock
Title:	Chief Executive Officer

IN WITNESS WHEREOF, this Agreement is entered into as of the date first written above.

NOTEHOLDER:

FUNICULAR FUNDS, LP

By: ***

Name: ***
Title: ***

EXHIBIT A

Form of Promissory Note